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EX-23.2  CONSENT OF INDEPENDENT ACCOUNTANTS - ARTHUR ANDERSEN LLP






















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                                  EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 17, 2001 included in Neoware Systems, Inc.'s Form 10-K for the year ended June 30, 2001 and to all references to our firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
April 3, 2002